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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-103152 and No. 333-21161) of our report dated January 22, 2004, relating to the consolidated financial statements and financial statement schedule, which appears in the Shiloh Industries, Inc.'s Annual Report on Form 10-K for the year ended October 31, 2003.


/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
January 23, 2004